Exhibit 10.1

SUPPLEMENTAL AGREEMENT NO. 7

to

Purchase Agreement No. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 7 (SA-7), entered into as of March 2, 2017 (SA-6 Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Washington state (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer and Boeing desire to add Letter Agreement AAL-PA-03735-LA-1700919 entitled “[*CTR]”; and

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

PA 03735	SA-7, Page 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1	Table of Contents.

The “Table Of Contents” to the Purchase Agreement referencing SA-6 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-7 in the footer to reflect changes made to the Purchase Agreement by this SA-7. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2	Letter Agreement.

Letter Agreement No. AAL-PA-03735-LA-1700919 entitled “[*CTR]” is hereby incorporated into the Purchase Agreement (New Letter Agreement).

3	Miscellaneous.

3.1 The Purchase Agreement is amended as set forth above, by the New Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

Intentionally Left Blank

PA 03735	SA-7, Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AGREED AND ACCEPTED this

March 2, 2017
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

The Boeing Company	American Airlines, Inc.
Signature	Signature

/s/ The Boeing Company	/s/ American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President & Treasurer
Title	Title

PA 03735	SA-7, Page 3

BOEING PROPRIETARY

TABLE OF CONTENTS

		SA NUMBER
ARTICLES

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality

TABLE

1R3.	Aircraft Information Table	6

EXHIBITS

AR1	Aircraft Configuration	6
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS

AE1.	[*CTR]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[*CTR]
SLP1.	[*CTR]

LETTER AGREEMENTS

LA-1106648R1	Special Matters	6
LA-1106649	[*CTR]
LA-1106650R2	[*CTR]	3
LA-1106651	[*CTR]
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[*CTR]	1
LA-1106657R1	[*CTR]	2
LA-1106663 R1	[*CTR]	2
LA-1106664 R1	[*CTR]	2
LA-1106658	[*CTR]
LA-1106659R1	[*CTR]	1
LA-1106660	Spare Parts Initial Provisioning

PA-03735	TABLE OF CONTENTS, Page 1 of 2	SA-7

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[*CTR]	2
LA-1106667	[*CTR]
LA-1106668	[*CTR]
LA-1106669	[*CTR]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[*CTR]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	[*CTR]
LA-1600073	[*CTR]	4
LA-1600852	[*CTR]	5
LA-1603773	[*CTR]	5
LA-1605402	[*CTR]	6
LA-1700919	[*CTR]	7

* -	This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735	TABLE OF CONTENTS, Page 2 of 2 BOEING PROPRIETARY	SA-7

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-03735-LA-1700919

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used in but not otherwise defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer has [*CTR] that Boeing [*CTR] in the Aircraft certain [*CTR] which is more fully described in the options listed in Attachment A to this Letter Agreement (collectively referred to as [*CTR]) in accordance with the terms and conditions of this Letter Agreement. [*CTR] that is identified in the Detail Specification for the Aircraft is [*CTR] that Boeing is [*CTR] in accordance with Section 2 below, but is otherwise [*CTR] for purposes of the Purchase Agreement.

The [*CTR] during the [*CTR] and manufacture of the Aircraft to [*CTR] at the time of delivery of the Aircraft. To achieve this, Boeing and Customer will [*CTR] in a manner consistent with (i) the terms and conditions [*CTR]; and (ii) [*CTR].

1.	Customer Responsibilities.

1.1    [*CTR]. Customer has [*CTR].

1.2    [*CTR]. Customer will provide [*CTR].

1.3    [*CTR]. Customer will [*CTR]. Such [*CTR]:

1.3.1    specify [*CTR];

1.3.2    specify the [*CTR]; and

1.3.3    require [*CTR].

Customer shall [*CTR]

Additionally, Customer may [*CTR].

AAL-PA-03735-LA-1700919 [*CTR]	SA 7 Page 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Boeing Responsibilities.

2.1    Boeing shall:

2.1.1    perform the [*CTR] described in Attachment B to this Letter Agreement;

2.1.2    assist [*CTR];

2.1.3    approve the [*CTR];

2.1.4    confirm the [*CTR]

2.1.5    place [*CTR];

2.1.6    manage the [*CTR];

2.1.7    pay the [*CTR]

2.1.8    coordinate [*CTR];

2.1.9    provide [*CTR];

2.1.10    ensure that the [*CTR];

2.1.11    [*CTR] in the Aircraft, in accordance with the terms and conditions of the Purchase Agreement (including, without limitation, the [*CTR]) the [*CTR];

2.1.12    ensure that at the time of Aircraft delivery, the [*CTR] referenced in Attachment A to this Letter Agreement;

2.1.13    if necessary, and upon request of Customer, use [*CTR] to assist Customer in causing [*CTR] under the [*CTR] with the objective of delivery of the Aircraft on the delivery date (that is scheduled in accordance with Section 6.1 of the AGTA) with the [*CTR] in the Aircraft and certified by the FAA; and

2.1.14    prior to delivery of the applicable Aircraft, obtain [*CTR] of the Aircraft with [*CTR].

3.	Changes.

3.1    Customer and [*CTR] may change the [*CTR] of Boeing. Customer may [*CTR] at any time, and Boeing shall [*CTR] in a timely manner. Any [*CTR] that Boeing gives to a [*CTR] shall be subject to [*CTR] through Boeing’s [*CTR] of the Purchase Agreement.

3.2    Boeing and Customer recognize that the [*CTR] nature of the [*CTR] in order to ensure (i) [*CTR] with the Aircraft and all [*CTR], and (ii) [*CTR] of the Aircraft with the [*CTR]. In such event, Boeing will notify Customer and [*CTR]. If, within [*CTR] as may be mutually agreed in writing) after such notification, (i) Customer and Boeing [*CTR] or [*CTR] and (ii) so long as Boeing has [*CTR] with Customer to [*CTR], then any [*CTR] in delivery of the Aircraft will be [*CTR] and [*CTR]. The [*CTR] of any mutually agreed [*CTR] may result in Boeing [*CTR] contained in Attachment A to this Letter Agreement.

AAL-PA-03735-LA-1700919 [*CTR]	SA 7 Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.3    Boeing’s [*CTR] of the Aircraft as it relates to [*CTR] as described in the options listed in Attachment A to this Letter Agreement, as such Attachment A may be amended from time to time.

4.	[*CTR].

4.1    Boeing and Customer agree to follow the sequential steps identified in this Section 5 to [*CTR]:

4.1.1    Boeing shall [*CTR].

4.1.2    Within [*CTR] or other course of action.

4.2    If Boeing and Customer are [*CTR] on an alternate [*CTR] or course of action within such time, the [*CTR] to Boeing in Section 7 of this Letter Agreement shall apply.

5.	Proprietary Rights.

Boeing’s [*CTR] will not impose upon Boeing any [*CTR] Customer may have in the [*CTR].

6.	Exhibits B and C to the AGTA.

[*CTR] for the purposes of Exhibit B to the AGTA, entitled “Customer Support Document”, and Exhibit C to the AGTA, entitled “Product Assurance Document”.

7.	Boeing [*CTR].

7.1    If Customer [*CTR] as provided in this Letter Agreement or if [*CTR] (for any reason [*CTR] under the Boeing Purchase Order terms) to [*CTR] in accordance with the [*CTR], then, in addition to [*CTR], Boeing will

7.1.1    [*CTR] and

7.1.1.1    if the [*CTR] of the Exhibit A to the AGTA entitled “Buyer Furnished Equipment Provisions Document” (AGTA Exhibit A BFE Provisions Document), then the provisions of Article 7, [*CTR], of the AGTA [*CTR];

7.1.1.2    if the [*CTR] of the AGTA Exhibit A BFE Provisions Document, then Boeing will [*CTR];

7.1.2    [*CTR]; and/or

7.1.3    [*CTR] by the amount of Boeing’s [*CTR], including but not limited to, (i) [*CTR] by Boeing, (ii) any [*CTR] as established by Boeing and agreed to by the [*CTR] and (iii) [*CTR]; and [*CTR] from any applicable [*CTR].

7.2    Boeing will use [*CTR] described in Section 7.1.3. Notwithstanding the last clause of 7.1.3, Boeing has no [*CTR].

AAL-PA-03735-LA-1700919 [*CTR]	SA 7 Page 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.3    If Boeing [*CTR] set forth herein, then any [*CTR] of the Aircraft, to the [*CTR], will be the [*CTR] of Boeing.

8.	[*CTR].

8.1    Estimated [*CTR]. Boeing and Customer agree that the [*CTR].

8.2    Aircraft [*CTR]. The Aircraft [*CTR] will be adjusted at the time of Aircraft Delivery to reflect the [*CTR] and any associated [*CTR] by Boeing to [*CTR] that are otherwise [*CTR] by Boeing.

9.	[*CTR].

[*CTR] will [*CTR] with Boeing until the Aircraft [*CTR] to Customer. [*CTR] will remain with the entity that is in [*CTR] prior to Aircraft Delivery.

10.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

Intentionally Left Blank

AAL-PA-03735-LA-1700919 [*CTR]	SA 7 Page 4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 2, 2017

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.

Its	Vice President & Treasurer

AAL-PA-03735-LA-1700919 [*CTR]	SA 7 Page 5

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A

[*CTR]

The following [*CTR] describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be [*CTR]. Each such [*CTR] is fully described in the [*CTR] as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all [*CTR] listed below.

[*CTR] Number and Title

[*CTR]

[*CTR]

[*CTR]

[*CTR]

AAL-PA-03735-LA-1700919 [*CTR]	SA 7 Page 6

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B

[*CTR]

This Attachment B describes the functions that Boeing will perform as [*CTR] to support (i) the [*CTR] and (ii) the [*CTR] on the Aircraft.

1.	[*CTR].

Boeing will perform the following functions [*CTR]. Boeing will have [*CTR] which, in Boeing’s reasonable opinion, [*CTR]. Boeing will be [*CTR] for:

(i)	[*CTR];

(ii)	[*CTR];

(iii)	[*CTR];

(iv)	[*CTR];

(v)	[*CTR];

(vi)	[*CTR];

(vii)	[*CTR]; and

(viii)	[*CTR].

2.	[*CTR].

Boeing’s [*CTR] will include the functions of [*CTR]. As [*CTR], Boeing will perform the following functions:

(i)	as required, [*CTR];

(ii)	[*CTR] Boeing, Customer and [*CTR]; and

(iii)	[*CTR].

AAL-PA-03735-LA-1700919 [*CTR]	SA 7 Page 7

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]